SCHEDULE 14A
(Rule 14-101)
INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐        Soliciting Material Pursuant to § 240.14(a)-11(c) or to § 240.14(a)-12

DIGITAL VIDEO SYSTEMS, INC.

(Name of Registrant as Specified in its Charter)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 24, 2002

To the Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Digital Video Systems, Inc., a Delaware corporation ("DVS"), will be held on Friday, May 24, 2002 at 2:00 p.m., local time, at the offices of Wilson Sonsini Goodrich & Rosati which are located at 950 Page Mill Road, Palo Alto, California, for the following purposes:

    To elect seven directors to serve for the ensuing year or until their successors are duly elected.

    To approve an amendment to our Certificate of Incorporation to decrease the number of authorized shares of our common stock from 80,000,000 shares to 30,000,000 shares.

    To consider and approve the DVS 2002 Stock Plan and reserve 750,000 shares of our common stock for issuance under the 2002 Stock Plan, with an automatic annual increase on the first day of each fiscal year equal to the lesser of (i) 700,000 shares, (ii) 4% of the outstanding common stock on such date or (iii) a lesser number of shares as determined by the Board of Directors.

    To consider and approve the DVS 2002 Director Option Plan and reserve 300,000 shares of our common stock for issuance under the 2002 Director Option Plan, with an automatic annual increase on the first day of each fiscal year equal to the number of shares of common stock underlying options granted under the 2002 Director Option Plan in the preceding fiscal year.

    To ratify the appointment by the Board of Directors of the firm Burr, Pilger & Mayer, Inc. as our independent auditors for the year ending December 31, 2002.

    To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting.

Only holders of record of DVS common stock at the close of business on March 28, 2002, the record date, are entitled to vote on the matters listed in this Notice of Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, complete, sign, date and promptly return the enclosed proxy card in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy card.

By Order of the Board of Directors
of Digital Video Systems, Inc.

Douglas T. Watson
Chief Executive Officer

San Jose, California
April 30, 2002

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

DIGITAL VIDEO SYSTEMS, INC.

PROXY STATEMENT
FOR
2002 ANNUAL MEETING OF STOCKHOLDERS

PROCEDURAL MATTERS

General

This Proxy Statement is being furnished to holders of common stock, par value $0.0001 per share, of Digital Video Systems, Inc., a Delaware corporation ("DVS"), in connection with the solicitation of proxies by the Board of Directors of DVS for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday, May 24, 2002 at 2:00 p.m., local time, and at any adjournment or postponement thereof for the purpose of considering and acting upon the matters set forth herein. The Annual Meeting will be held at the offices of Wilson Sonsini Goodrich & Rosati which are located at 950 Page Mill Road, Palo Alto, California. The telephone number at that location is (650) 493-9300.

This Proxy Statement, the accompanying form of proxy card and our Annual Report on Form 10-K are first being mailed on or about April 30, 2002 to all holders of common stock entitled to vote at the meeting.

Stockholders Entitled to Vote; Record Date

Only holders of record of DVS common stock at the close of business on March 28, 2002 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. Such stockholders are entitled to cast one vote for each share of common stock held as of the Record Date on all matters properly submitted for the vote of stockholders at the Annual Meeting. As of the record date, there were 7,077,258 shares of DVS common stock outstanding and entitled to vote at the Annual Meeting. No shares of preferred stock were outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of DVS common stock, see "Share Ownership by Principal Stockholders and Management."

Quorum; Required Vote

The presence of the holders of a majority of the shares entitled to vote generally at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Such holders are counted as present at the meeting if they (1) are present in person at the Annual Meeting or (2) have properly submitted a proxy card. A plurality of the votes duly cast is required for the election of directors. The affirmative vote of a majority of the votes duly cast is required to approve the 2002 Stock Plan, to approve the 2002 Director Option Plan and to ratify the appointment of auditors. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting is required to approve the amendment to our Certificate of Incorporation.

Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker "non-vote" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting; however, broker "non-votes" are not deemed to be "votes cast." As a result, broker "non-votes" are not included in the tabulation of the voting results on issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Voting

Voting by attending the meeting. A stockholder may vote his or her shares in person at the Annual Meeting. A stockholder planning to attend the meeting should bring proof of identification for entrance to the meeting.

Voting by proxy card. All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting. Any proxy card given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy card may be revoked (1) by filing with the Secretary of DVS, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting in person. Any written notice of revocation or subsequent proxy card must be received by the Secretary of DVS prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary of DVS or should be sent so as to be delivered to Digital Video Systems, Inc., 1731 Technology Drive, Suite 810, San Jose, CA 95110, Attention: Secretary.

Expenses of Solicitation

DVS will bear all expenses of this solicitation, including the cost of preparing and mailing the proxy materials. DVS may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Our directors, officers and employees may also solicit proxies in person or by telephone, letter, email, telegram, facsimile or other means of communication. Such directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

Procedure for Submitting Stockholder Proposals

Requirements for stockholder proposals to be considered for inclusion in our proxy material. Stockholders may present proper proposals for inclusion in the proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to the Secretary of DVS in a timely manner. In order to be included in the proxy materials for the 2003 Annual Meeting of Stockholders, stockholder proposals must be received by the Secretary of DVS no later than December 31, 2002, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934 (the "Exchange Act").

Requirements for stockholder proposals to be brought before an annual meeting. In addition, if a stockholder intends to submit a proposal at the 2003 Annual Meeting of Stockholders which is not submitted in time to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the stockholder must give timely notice to DVS of its proposal. To be timely, notice by a stockholder must be received by the Secretary of DVS no later than March 16, 2003 and shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on DVS' books, of the stockholder proposing such business; (iii) the class and number of shares of DVS stock that are beneficially owned by the stockholder; (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act.

Such proposals should be hand delivered to the Secretary of DVS or should be sent so as to be delivered to Digital Video Systems, Inc., 1731 Technology Drive, Suite 810, San Jose, CA 95110, Attention: Secretary.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

Our Board of Directors is currently comprised of seven members. A director serves in office for a term of one year and until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation.

Nominees for Directors

The Board of Directors has nominated one individual for election as director and six directors for re-election. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the election and re-election of the directors listed below. We expect that each director will accept such nomination; however, in the event that a nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who shall be designated by the Board of Directors to fill the vacancy.

Required Vote

The seven nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors, whether or not such affirmative votes constitute a majority of the shares voted. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under Delaware law.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW.

Information Regarding Nominees

The following table sets forth the name of and certain information concerning each nominee.

Name	Age	Current Position	Director Since
Ande Abbott	59	Chairman of the Board and Director	1999
Douglas Watson	50	Chief Executive Officer and Director	1998
Dr. Edmund Y. Sun	53	Chief Technology Officer and Director	1992
Grant Jasmin	50	Director	2002
Cary Fitchey	49	Director	2002
In Baik Jeon	54	Director	2002
John Fuller	58

Ande Abbott has served as a director since June 1999 and became the Chairman of the Board of Directors in February 2002. For the past 21 years, Mr. Abbott has worked in Washington D.C. as the Assistant to the International President and Director of Legislation for the International Brotherhood of Boilermakers. He also serves as the director of the Shipbuilding and Marine Division of this organization. Mr. Abbott has served on the Executive Board of the Maritime Trades Department of the American Federation of Labor - Congress of Industrial Organizations since 1991. Mr. Abbott also serves on the Department of Labor Trade Advisory Committee and is serving his second year on the Advisory Committee of the Export-Import Bank.

Douglas Watson has served as a director and a member of the Executive Committee since November 1998. Mr. Watson began serving as our Chief Executive Officer in February 2002. Mr. Watson is currently President and Chief Executive Officer of Astoria Metal Corporation (AMC), a ship repair and dismantling firm which he founded in 1992, that currently has operations in San Francisco and Long Beach, California.

Dr. Edmund Y. Sun founded DVS in 1992 and has served as a director since that time. Dr. Sun has also served as our Chief Technical Officer since June 1998 and served as Chairman of the Board of Directors from 1992 to March 2002. From October 1992 to June 1998, Dr. Sun served as our Chief Executive Officer and from October 1992 to May 1996, he served as our President. Dr. Sun founded C-Cube Microsystems Inc., a public company involved in the development of full-color still and motion picture compression technology, and served as its Chief Executive Officer from March 1989 to September 1991, and Chairman of the Board of Directors from August 1988 until April 1993. Dr. Sun was also previously a founder, Vice President and Chief Technical Officer of Weitek Corporation, a public company involved in high-speed three-dimensional shaded graphics systems and the use of high speed chips in various computer applications. Dr. Sun is a director of CSS Laboratories Inc., a privately held computer hardware company. Dr. Sun has a Ph.D. in Applied Physics and an M.S. in Electrical Engineering from California Institute of Technology, and a B.S. in Electrophysics from National Chiao-Tung University in Taiwan.

Grant Jasmin has served as a director since February 2002. From April 2001 to the present, Mr. Jasmin has served as a management consultant for emerging growth companies in Silicon Valley. For more than five years prior to April 2001, Mr. Jasmin was a director and Chief Operating Officer for audiohighway.com, a publicly-traded company which was in the business of delivering audio content over the internet. In January 2001, audiohighway.com filed a petition under Chapter 11 of the United States Bankruptcy Code. Mr. Jasmin has been admitted to practice law in the State of California since 1979. Mr. Jasmin received a J.D. from the University of California, Hastings College of the Law, an M.B.A. from Santa Clara University and a B.A. in Economics from San Jose State University.

Cary Fitchey has served as a director since February 2002. Mr. Fitchey is currently a Senior Managing Member of St. Cloud Capital Partners, L.P., which commenced operations in December 2001.  Since December 1998, he has served as a Managing Partner at FG II Ventures. Since February 2001, Mr. Fitchey has served as a director, President and Chief Executive Officer of European Capital Ventures, PLC.  From March 2000 to September 2000, Mr. Fitchey served as a director and Chief Executive Officer of Change Technology Partners, Inc.  From June 1993 to December 1997, Mr. Fitchey was a partner with Dartford Partners, which was formed to purchase and actively manage domestic and international brands from top food, beverage and consumer branded companies.  Prior to joining Dartford, Mr. Fitchey was the Managing Director of Triad Partners, Limited, which was an advisory and investment company that focused on telecommunications, broadcasting/cable and consumer goods.  Mr. Fitchey has also served as an executive for PepsiCo, Inc. and a partner with A.T. Kearney and Strategic Planning Associates, both international consulting firms. Mr. Fitchey received an M.B.A. from the University of Michigan and a BSIM from Purdue University.

In Baik (I.B.) Jeon has served as a director since April 2002. Mr. Jeon has been employed with Hynix Semiconductor, Inc., a multinational semiconductor manufacturer headquartered in Seoul, Korea, with securities publicly-traded on the Korea Stock Exchange, since April 1984. From February 2001, Mr. Jeon has served as the Executive Vice President of Hynix Semiconductor, Inc. From October 1999 to February 2001, Mr. Jeon served as the President of Hyundai Electronics America, headquartered in San Jose, California. From April 2001 to the present, Mr. Jeon has served on the Board of Directors of Hynix Semiconductor, Inc. Mr. Jeon received an M.B.A and a B.S. in Business Administration from Seoul National University.

John M. Fuller has been President of Pantechnicon Aviation Ltd., a privately-held aircraft charter and leasing business from March 1997 to the present. Prior to becoming President, Mr. Fuller served on the Board of Directors of Pantechnicon while employed with TECOP International, an international aerospace market development company. For nearly 20 years prior to becoming President of Pantechnicon, Mr. Fuller held various marketing and operations positions in the aerospace industry. Mr. Fuller received an M.B.A. from the Harvard Business School and an A.B. in Economics from the University of California, Berkeley.

Board Meetings and Committees

During 2001, the Board of Directors held eight meetings (including regularly scheduled and special meetings), and no incumbent directors attended fewer than 75% of the total number of meetings of the Board of Directors and the committees, if any, of which he was a member.

The Board of Directors currently has four standing committees: an Audit Committee, a Compensation Committee, a Nominating Committee and an Executive Committee.

Audit Committee. The Audit Committee, which met two times in 2001, is primarily responsible for approving the services performed by our independent auditors, for reviewing and evaluating DVS' accounting principles and its systems of internal accounting controls, as well as other matters which may come before it or as directed by the Board. The Audit Committee currently consists of Messrs. Abbott, Fitchey, Jasmin and Hak C. Howard Lee.

Compensation Committee. The Compensation Committee, which met two times in 2001, reviews and approves the compensation and benefits for our executive officers, administers DVS' stock plans (including making grants of options to executive officers under our stock option plans) and performs such other duties as may from time to time be determined by the Board. The Compensation Committee currently consists of Messrs. Fitchey and Jasmin.

Nominating Committee. The Nominating Committee was formed in March 2002 and is authorized to seek, evaluate and recommend qualified candidates to the Board of Directors for appointments to fill vacancies on the Board or for election at DVS' annual meetings. The Nominating Committee will consider qualified candidates to the Board of Directors recommended by DVS security holders if recommendations are received in writing by the Nominating Committee. Recommendations should be mailed to the attention of the Nominating Committee at DVS' principal offices in San Jose, California. The Nominating Committee currently consists of Messrs. Abbott, Jasmin and Fitchey.

Executive Committee. The Executive Committee, which met twelve times in 2001, is authorized to exercise all the powers and authority of the Board of Directors in the management of the business and affairs of DVS, to the fullest extent permitted by law. The Executive Committee currently consists of Messrs. Sun, Watson and Jasmin.

Director Compensation

Non-employee directors are entitled to receive approximately $15,000 per year as compensation for serving on the Board of Directors, are entitled to participate in DVS' stock option plans, and receive grants of options thereunder to purchase shares of DVS common stock.

PROPOSAL TWO

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors has adopted, subject to stockholder approval, an amendment to DVS' Certificate of Incorporation to decrease the number of authorized shares of common stock, $0.0001 par value per share, from 80,000,000 shares to 30,000,000 shares (the "Amendment"). As of March 28, 2002, approximately 7,077,258 shares were issued and outstanding and approximately 408,984 shares of common stock were reserved for issuance pursuant to outstanding option agreements.

As a Delaware corporation, DVS is subject to Delaware's franchise tax. The Delaware franchise tax is calculated based upon several variables including a company's number of total outstanding shares as compared to the company's number of authorized shares of capital stock. The greater the difference between the number of shares outstanding and the number of shares authorized, the greater the tax liability. Our Certificate of Incorporation currently authorizes the issuance of up to 80,000,000 shares of common stock. As a result of a 1 to 7 reverse stock split effected in August 1999, the currently authorized 80,000,000 shares of common stock greatly exceeds the 7,077,258 shares outstanding as of March 28, 2002. In order to reduce our Delaware franchise tax liability, the Board of Directors has determined that it is in our best interest and that of our stockholders to amend our Certificate of Incorporation to decrease the number of authorized shares of common stock from 80,000,000 shares to 30,000,000 shares. If the stockholders approve this proposal, the Board of Directors currently intends to file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware to decrease the number of authorized shares of common stock immediately following stockholder approval. If this proposal is not approved by the stockholders, our Certificate of Incorporation will continue as currently in effect.

The Board of Directors believes that it is prudent to decrease the authorized number of shares of common stock to 30,000,000 shares in order to reduce our Delaware tax liability while maintaining a reserve to save time and money in responding to future events requiring the issuance of additional shares of common stock, such as acquisitions or equity offerings. All authorized but unissued shares of common stock will be available for issuance from time to time for any proper purpose approved by the Board of Directors (including issuance in connection with stock-based employee benefit plans, future stock splits by means of a dividend and issuances to raise capital or effect acquisitions). Other than authorizing sufficient shares to cover future option grants to our officers, directors, and employees, there are currently no arrangements, agreements or understanding for the issuance of the additional shares of authorized common stock. The Board of Directors does not presently intend to seek further stockholder approval of any particular issuance of shares unless such approval is required by the law or the rules of the National Association of Securities Dealers.

Vote Required and Board of Directors' Recommendation

The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting is required to approve this Amendment to the Certificate of Incorporation. As a result, abstentions and broker non-votes will have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL THREE

APPROVAL OF THE 2002 STOCK PLAN

The Board of Directors determined that it is in the best interests of DVS and its stockholders to adopt the 2002 Stock Plan (described below). The 2002 Stock Plan is intended to replace DVS' 1993 Stock Plan, 1996 Stock Plan and 1998 Stock Plan. In April 2002, the Board of Directors adopted the 2002 Stock Plan and reserved common stock for issuance thereunder, subject to stockholder approval, in the amount of 750,000 shares, plus an annual increase on the first day of each year equal to the lesser of (i) 700,000 shares, (ii) 4% of the outstanding shares on such date or (iii) a number of shares as determined by the Board of Directors. Options have not yet been granted pursuant to the 2002 Stock Plan.

For a description of the principal features of the 2002 Stock Plan, see "Appendix C - Description of the Digital Video Systems, Inc. 2002 Stock Plan."

Proposal

At the Annual Meeting, the stockholders are being requested to consider and approve the 2002 Stock Plan approved by the Board in April 2002 and the reservation of shares of common stock for issuance thereunder in the amount of 750,000 shares, plus an annual increase on the first day of each fiscal year equal to lesser of (i) 700,000 shares, (ii) 4% of the outstanding shares on such date or (iii) a number of shares as determined by the Board of Directors. We believe that granting stock options motivates high levels of performance and provides an effective means of recognizing employee contributions to the success of DVS. We believe that the policy is of great value in recruiting and retaining highly qualified technical and other key personnel who are in great demand as well as rewarding current employees. We believe that the ability to grant options and stock purchase rights will be important to the future success of DVS by allowing it to accomplish these objectives.

Required Vote

The affirmative vote of the holders of a majority of the common stock present or represented at the Annual Meeting is required to approve and ratify the 2002 Stock Plan and the reservation of shares thereunder. An abstention is the same as a vote against this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE 2002 STOCK PLAN AND THE RESERVATION OF SHARES THEREUNDER.

PROPOSAL FOUR

APPROVAL OF THE 2002 DIRECTOR OPTION PLAN

General

The Board of Directors determined that it is in the best interests of DVS and its stockholders to approve the 2002 Director Option Plan (described below). In April 2002, the Board of Directors approved the 2002 Director Option Plan and reserved common stock for issuance thereunder, subject to stockholder approval, in the amount of 300,000 shares, plus an annual increase on first day of each fiscal year equal to the number of shares of common stock underlying options granted under the 2002 Director Option Plan in the preceding fiscal year. Options have not yet been granted pursuant to the 2002 Director Option Plan.

For a description of the principal features of the 2002 Director Option Plan, see "Appendix D - Description of the Digital Video Systems, Inc. 2002 Director Option Plan."

Proposal

At the Annual Meeting, the stockholders are being requested to consider and approve the 2002 Director Option Plan approved by the Board of Directors in April 2002 and the reservation of shares of common stock for issuance thereunder in the amount of 300,000 shares, plus an annual increase on first day of each fiscal year equal to the number of shares of common stock underlying options granted under the 2002 Director Option Plan in the preceding fiscal year. The 2002 Director Option Plan will give the Board of Directors greater flexibility to grant stock options. Only non-employee directors are eligible to receive nonstatutory stock options under the 2002 Director Option Plan. DVS believes that granting stock options to directors is necessary to attract and retain highly qualified directors who are not employees of DVS and to motivate high levels of performance and to provide an effective means of recognizing director contributions to the success of DVS. We believe that the ability to grant options to non-employee directors will be important to the future success of DVS by allowing it to accomplish these objectives.

Required Vote

The affirmative vote of the holders of a majority of the common stock present or represented at the Annual Meeting is required to approve and ratify the 2002 Director Option Plan and the reservation of shares thereunder. An abstention is the same as a vote against the this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE 2002 DIRECTOR OPTION PLAN AND THE RESERVATION OF SHARES THEREUNDER.

PROPOSAL FIVE

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed Burr, Pilger & Mayer LLP as DVS' independent auditors to audit DVS' consolidated financial statements for the year ending December 31, 2002, and has determined that it would be desirable to request that the stockholders ratify such appointment.

Burr, Pilger & Mayer LLP has audited DVS' financial statements since fiscal 2000. A representative of Burr, Pilger & Mayer LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

Required Vote

Although stockholder approval is not required for the appointment of Burr, Pilger & Mayer LLP since the Board of Directors has the responsibility for selecting auditors, the Board of Directors has conditioned its appointment of DVS' independent auditors upon the receipt of the affirmative vote of a majority of the votes duly cast at the Annual Meeting. In the event that the stockholders do not approve the selection of Burr, Pilger & Mayer LLP, the Board of Directors will reconsider its selection.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BURR, PILGER & MAYER LLP AS INDEPENDENT AUDITORS FOR FISCAL YEAR ENDING DECEMBER 31, 2002.

Fee Disclosure

Audit Fees. The aggregate fees billed by Burr, Pilger & Mayer LLP for professional services rendered for the audit of DVS' annual financial statements for the year ended December 31, 2001 and for the reviews of the financial statements included in DVS' Quarterly Reports on Form 10-Q for that year were approximately $258,805.

All Other Fees. The aggregate fees billed by Burr, Pilger & Mayer LLP for services rendered to DVS, other than for services described above, for the year ended December 31, 2001 were approximately $5,089. These other services consisted of tax-related services, such as review of the Securities and Exchange Commission (the "SEC") registration statement, tax compliance and consultations on accounting and tax matters.

EXECUTIVE OFFICER COMPENSATION AND OTHER MATTERS

Summary Compensation Table

The following table sets forth certain information concerning total compensation received by our Chief Executive Officers and each of our three most highly compensated executive officers during the last year (the "Named Officers") for services rendered to DVS in all capacities for the three years ended December 31, 2001. No other executive officer of DVS received an annual salary and bonus totaling $100,000 or more during the last fiscal year.
	Annual Compensation			Long-Term Compensation Awards
				Number of Shares Underlying
Name and Principal Position	Year	Salary ($)	Bonus ($)	Options (1)
Mali Kuo(2)	2001	400,000(3)	300,000	0(4)
Former Chief Executive Officer	2000	150,000(5)	0	0
	1999	126,154	0	85,714(6)

Byung Hyun Lee(7)	2001	171,958	32,200	0
Former Chief Executive Officer	2000	85,543	21,738	28,571
	1999	0	0	0

Shaun Kang	2001	120,000	12,308	0
Vice President, Sales and	2000	119,913	0	0
President of DVS Sales, Inc.	1999	23,546	0	21,429

Meng Tek Ung(8)	2001	281,000(9)	17,500	0
Vice President, Engineering and	2000	129,744	0	0
Vice President of Vicomp Technology, Inc.	1999	89,687	0	34,286

Michael Chen (10)	2001	292,700(11)	18,500	0
Vice President, Operations	2000	134,000	0	20,000
	1999	80,000	0	14,000

  The compensation described in this table does not include medical insurance, retirement benefits and other benefits received by the foregoing executive officers which are available generally to all employees of DVS and certain perquisites and other personal benefits received by the foregoing executive officers of DVS, the value of which did not exceed the lesser of $50,000 or 10% of the executive officer's cash compensation in the table.

  Ms. Kuo resigned as Chief Executive Officer in November 2001.

  Includes $275,000 of accrued salary as reflected in DVS' financial statements.

  This does not include 75,000 shares underlying a warrant granted to Ms. Kuo in April 2001 in exchange for the cancellation of a portion equal to 75,000 shares of a previously granted option.

  Includes $125,000 of accrued salary as reflected in DVS' financial statements.

  The number of shares underlying options includes 85,714 shares for options granted in fiscal year ended March 31, 1999 for Ms. Kuo's employment as the Chief Executive Officer. It does not include options for 71,429 shares granted to her for her service as Co-Chairman of the Board of Directors in October 1999. It also does not include 250,000 shares underlying options granted prior to her employment with DVS pursuant to a Finder's Agreement.

  Mr. Lee joined DVS Korea Co., Ltd., a subsidiary of DVS, in fiscal 2000. Mr. Lee served as Chief Executive Officer of DVS in December 2001.

  Mr. Ung resigned as Vice President, Engineering in April 2002.

  Includes $101,000 of accrued salary as reflected in DVS' financial statements.

  Mr. Chen resigned as Vice President, Operations in April 2002.

  Includes $147,700 of accrued salary as reflected in DVS' financial statements.

Option Grants in Last Year

No stock options were granted to any of the Named Officers during the year ended December 31, 2001.

	Individual Grants
Name	Number of Shares Underlying Options Granted	% of Total Options Granted to Employees in Year	Exercise Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
					5%	10%
Mali Kuo	0	-	-	-	-	-
Byung Hyun Lee	0	-	-	-	-	-
Shaun Kang	0	-	-	-	-	-
Meng Tek Ung	0	-	-	-	-	-
Michael Chen	0	-	-	-	-	-

Option Exercises and Holdings

The following table sets forth, as to the Named Officers, certain information concerning the number of shares acquired upon exercise of stock options during the last fiscal year and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2001. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of DVS' common stock as of December 31, 2001.

Aggregated Option Exercises in Last Year

And Year-End Option Values
Name	Shares Acquired on Exercise(#)	Value Realized($)(2)	Number of Shares Underlying Unexercised Options at December 31, 2001		Value of Unexercised In-The-Money Options at Year-End($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Mali Kuo	77,922(3)	0	124,459(4)	279,762(5)	136,249.12	8,380.80
Hyung Byun Lee	-	-	13,095	15,476	-	-
Shaun Kang	-	-	18,554(6)	10,304(6)	10,366.44	8,062.50
Meng Tek Ung	-	-	25,000(7)	11,422(7)	22,151.68	7,310.08
Michael Chen	-	-	13,125	20,875	17,733.25	29,426.75

  Fair market value of DVS common stock at the fiscal year-end ($4.49 based on the last reported sale price on December 31, 2001) minus the exercise price.

  Fair market value of DVS common stock on the date of exercise minus the exercise price.

  Includes 71,429 shares underlying an option granted to Ms. Kuo in October 1999 for her service as Co-Chairman of the Board of Directors.

  Includes a warrant to purchase 75,000 shares issued in April 2001 and 49,459 shares underlying options.

  Includes 250,000 shares underlying an option granted to Ms. Kuo in January 1999 prior to her employment with DVS which is currently unvested and subject to performance. Also includes 29,762 shares underlying options.

  Includes shares underlying an option granted to Mr. Kang in June 1998.

  Includes shares underlying options granted to Mr. Ung in March 1994 and July 1995.

SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth certain information concerning the beneficial ownership of DVS common stock as of March 28, 2002 for the following: (1) each person or entity who is known by DVS to own beneficially more than 5% of the outstanding shares of DVS common stock; (2) each of our directors; (3) each of our Named Officers; and (4) all directors and executive officers of DVS as a group.

Name	Common Stock Beneficially Owned	Percentage Beneficially Owned(1)
5% Stockholders
Hyundai Electronics	478,708	6.76%
Oregon Power Lending Institution	606,228	8.57%
Officers and Directors
Ande Abbott	13,839(2)	0.20%
Dr. Edmund Y. Sun	400,769	5.66%
Young Sam Cho(3)	29,320(4)	0.41%
Cary Fitchey	0	*
Grant Jasmin	0	*
Hak C. Howard Lee	0	*
Douglas Watson	103,571(5)	1.44%
Byung Hyun Lee	62,733(6)	0.88%
Shaun Kang	30,954(7)	0.44%
Meng Tek Ung(9)	52,231(8)	0.74%
Michael Chen(10)	16,667(10)	0.23%
All executive officers and directors as a group (13 persons)	768,054	10.56%

* Less than one percent of the outstanding common stock.

  Based on 7,077,258 shares outstanding as of March 28, 2002.

  Includes 13,839 shares issuable upon exercise of outstanding options within 60 days of March 28, 2002.

  Mr. Cho served as Hyundai Electronics representative on DVS' Board of Directors. He disclaims beneficial ownership of 478,708 shares held by Hyundai Electronics. He does not have any right to vote or dispose of any shares owned by Hyundai Electronics. Mr. Cho resigned from the Board of Directors in April 2002.

  Includes 22,299 shares issuable upon exercise of outstanding options within 60 days of March 28, 2002.

  Includes 103,571 shares issuable upon exercise of outstanding options within 60 days of March 28, 2002.

  Includes 16,071 shares issuable upon exercise of outstanding options within 60 days of March 28, 2002.

  Includes 21,560 shares issuable upon exercise of outstanding options within 60 days of March 28, 2002.

  Includes 2,142 shares issuable upon exercise of outstanding options within 60 days of March 28, 2002.

  Mr. Ung resigned as Vice President, Engineering in April 2002.

  Mr. Chen resigned from the Board of Directors and as Vice President, Operations in April 2002.

  Includes 16,667 shares issuable upon exercise of outstanding options within 60 days of March 28, 2002.

RELATED PARTY TRANSACTIONS

Since the beginning of the fiscal year ended December 31, 2001, there has not been any actual or proposed transaction or series of transactions to which DVS, or any of its subsidiaries, was or is a party in which the amount involved exceeded or exceeds $60,000 and in which any director, nominee for director, executive officer, holder of more than 5% of any class of the DVS common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a)") requires DVS' executive officers and directors, and persons who own more than ten percent of a registered class of DVS' equity securities ("10% Stockholders"), to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC and the Nasdaq Stock Market. Such executive officers, directors and 10% Stockholders are also required by SEC rules to furnish DVS with copies of all Section 16(a) forms they file.

Based solely on its review of copies of such forms received, or written representations from certain reporting persons that no filings on Forms 5 were required for such persons, DVS believes that, during 2001, its executive officers, directors and 10% Stockholders complied with all applicable Section 16(a) filing requirements.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

DVS' Compensation Committee is currently composed of Messrs. Fitchey and Jasmin. No interlocking relationship exists between any member of DVS' Compensation Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of DVS.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The primary role of the Audit Committee is to provide oversight and monitoring of DVS management and the independent auditors and their activities with respect to DVS' financial reporting process. The Board of Directors has determined that each member of the Audit Committee is "independent" as required by the listing standards of the Nasdaq Rules. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included in this Proxy Statement as Appendix B. In the performance of its oversight function, the Audit Committee has:

  reviewed and discussed the audited financial statements with management;

  discussed with Burr, Pilger & Mayer LLP, its independent auditors, the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect;

  received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect;

  considered whether the provision of non-audit services by Burr, Pilger & Mayer LLP is compatible with maintaining Burr, Pilger & Mayer LLP independence and has discussed with Burr, Pilger & Mayer LLP the auditors' independence.

Based upon the reports and discussions described in this Report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in DVS' Annual Report on Form 10-K for the year ended December 31, 2001.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Ande Abbott
Cary Fitchey
Grant Jasmin
Hak C. Howard Lee

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee currently consists of Messrs. Fitchey and Abbott. The Compensation Committee of the Board of Directors generally reviews and approves DVS' executive compensation policies, including the base salary levels and target incentives for our executive officers at the beginning of each year, and approves the performance objectives of the officers in their areas of responsibility. The Compensation Committee also administers DVS' stock plans, including the 1993 Stock Plan, 1996 Stock Plan, 1997 Employee Stock Purchase Plan and 1998 Stock Option Plan. No member of the Compensation Committee is a former or current officer or employee of DVS or any of its subsidiaries.

Executive Officer Compensation Programs

The objectives of the executive officer compensation program are to attract, retain, motivate and reward key personnel who possess the necessary leadership and management skills, through competitive base salary, long-term incentive compensation in the form of stock options, and various benefits, including medical and life insurance plans. The executive compensation policies of the Compensation Committee are intended to combine competitive levels of compensation and rewards for above average performance and to align relative compensation with the achievements of key business objectives, optimal satisfaction of customers, and maximization of stockholder value. The Compensation Committee believes that stock ownership by management is beneficial in aligning management and stockholder interests, thereby enhancing stockholder value.

Base Salaries. Salaries for DVS' executive officers are determined primarily on the basis of the executive officer's responsibility, general salary practices of peer companies and the officer's individual qualifications and experience. The base salaries are reviewed annually and may be adjusted by the Compensation Committee in accordance with certain criteria which include individual performance, the functions performed by the executive officer, the scope of the executive officer's on-going duties, general changes in the compensation peer group in which DVS competes for executive talent, and DVS' financial performance generally. The weight given each such factor by the Compensation Committee may vary from individual to individual.

Stock Option Grants. Stock options may be granted to executive officers and other employees under the 1993 Stock Plan, 1996 Stock Plan, 1997 Employee Stock Purchase Plan and 1998 Stock Option Plan. Because of the direct relationship between the value of an option and the stock price, the Compensation Committee believes that options motivate executive officers to manage DVS in a manner that is consistent with stockholder interests. Stock option grants are intended to focus the attention of the recipient on DVS' long- term performance, which we believe results in improved stockholder value, and to retain the services of the executive officers in a competitive job market by providing significant long-term earnings potential. The principal factors considered in granting stock options to executive officers of DVS are prior performance, level of responsibility, other compensation and the executive officer's ability to influence DVS' long-term growth and profitability. However, the 1993 Stock Plan, 1996 Stock Plan, 1997 Employee Stock Purchase Plan and 1998 Stock Option Plan do not provide any quantitative method for weighing these factors, and a decision to grant an award is primarily based upon a subjective evaluation of the past as well as future anticipated performance.

Other Compensation Plans. DVS has adopted certain general employee benefit plans in which executive officers are permitted to participate on parity with other employees. DVS also provides a 401(k) deferred compensation plan.

Deductibility of Compensation. Section 162(m) of the Internal Revenue Code ("IRC") disallows a deduction by DVS for compensation exceeding $1.0 million paid to certain executive officers, excluding, among other things, performance based compensation. Although, as a result of certain option exercises, compensation paid to certain executive officers has exceeded this limitation, applicable exemptions allow the deduction by DVS for such compensation. Because the compensation paid to other executive officers has not approached the limitation, the Compensation Committee has not had to use any of the available exemptions from the deduction limit with regard to such officers' compensation. The Compensation Committee remains aware of the IRC Section 162(m) limitations, and the available exemptions, and will address the issue of deductibility when and if circumstances continue to warrant the use of such exemptions.

Chief Executive Officer Compensation

The compensation of the Chief Executive Officer is reviewed annually on the same basis as discussed above for all executive officers. Ms. Kuo's base salary for the year ended December 31, 2001 was $400,000. Ms. Kuo's base salary was established in part by comparing the base salaries of chief executive officers at other companies of similar size. Ms. Kuo did not receive any stock options in the last fiscal year. Ms. Kuo received a $300,000 bonus for the year ended December 31, 2001. Mr. Lee's base salary for the year ended December 31, 2001 was $171,958 and he received a $32,200 bonus for the year ended December 31, 2001. Since Mr. Lee served as Chief Executive Officer in December 2001 only, his salary and bonus were based primarily on services rendered to DVS Korea Co. Ltd., a subsidiary of DVS. Mr. Lee did not receive any stock options in the last fiscal year.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Cary Fitchey
Grant Jasmin

COMPANY STOCK PRICE PERFORMANCE GRAPH

The following graph compares the cumulative total return to stockholders on DVS common stock, the Nasdaq Composite Index and the Nasdaq Computer Index. The graph assumes that $100 was invested on May 14, 1996 (the date of DVS' initial public offering) in DVS common stock and in each of the indices discussed above, including reinvestment of dividends. No dividends have been declared or paid on DVS common stock. Note that historic stock price performance is not necessarily indicative of future stock price performance.

COMPARISON OF 55 MONTH CUMULATIVE TOTAL RETURN*

AMONG DIGITAL VIDEO SYSTEMS INC., THE NASDAQ COMPOSITE INDEX AND THE NASDAQ COMPUTER INDEX

* Assumes $100 invested on May 14, 1996 (the date of DVS' initial public offering) and the reinvestment of dividends. Fiscal year ending December 31.

THE INFORMATION CONTAINED IN THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT DVS SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope which has also been enclosed.

THE BOARD OF DIRECTORS

San Jose, California
April 30, 2002

APPENDIX A

PROXY

DIGITAL VIDEO SYSTEMS, INC.

ANNUAL MEETING OF STOCKHOLDERS, MAY 24, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF DIGITAL VIDEO SYSTEMS, INC.

PROXY - The undersigned stockholder of Digital Video Systems, Inc., a Delaware corporation ("DVS"), hereby acknowledges receipt of the 2001 Annual Report to Stockholders, the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated April 30, 2002, for the Annual Meeting of Stockholders of Digital Video Systems, Inc. to be held on May 24, 2002 at 2:00 p.m., local time at the offices of Wilson Sonsini Goodrich & Rosati located at 950 Page Mill Road, Palo Alto, California and revoking all prior proxies, hereby appoints Ande Abbott and Douglas T. Watson, and each of them, as proxies and attorneys-in-fact, each with full power of substitution, and to represent and to vote, as designated on the reverse side, all shares of common stock of Digital Video Systems, Inc. held on record by the undersigned on March 28, 2002 at the Annual Meeting to be held on May 24, 2002, or any postponement or adjournment thereof.

The Board of Directors recommends a vote FOR all proposals listed below.

SEE REVERSE SIDE

Please mark votes as in this example [X]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS LISTED BELOW.

1. Election of all nominees listed below to the Board of Directors to serve until the next Annual Meeting and until their successors have been duly elected and qualified, except as noted (write the names, if any, of nominees for whom you withhold authority to vote).

NOMINEES: Ande Abbott, Douglas T. Watson, Dr. Edmund Y. Sun, Grant Jasmin, Cary Fitchey, In Baik Jeon and John Fuller.

 ☐    FOR ALL NOMINEES

☐    WITHHELD FROM ALL NOMINEES

☐    _____________________________
For all nominees except as noted above.

2. To approve an amendment to our Certificate of Incorporation to decrease the number of authorized shares of our common stock from 80,000,000 shares to 30,000,000 shares.

☐    FOR      ☐    AGAINST      ☐    ABSTAIN

3. To consider and approve the DVS 2002 Stock Plan and reserve 750,000 shares of DVS common stock for issuance under the 2002 Stock Plan, with an automatic annual increase on the first day of each fiscal year equal to the lesser of (i) 700,000 shares, (ii) 4% of the outstanding common stock on such date or (iii) a number of shares as determined by the Board of Directors.

☐    FOR      ☐    AGAINST      ☐    ABSTAIN

4. To consider and approve the DVS 2002 Director Option Plan and reserve 300,000 shares of DVS common stock for issuance under the 2002 Director Option Plan, with an automatic annual increase on the first day of each fiscal year equal to the number of shares of common stock underlying options granted under the 2002 Director Option Plan in the preceding fiscal year.

☐    FOR      ☐    AGAINST      ☐    ABSTAIN

5. To ratify the appointment of Burr, Pilger & Mayer LLP as independent auditors for DVS for the fiscal year ending December 31, 2002.

☐    FOR      ☐    AGAINST      ☐    ABSTAIN

BY EXECUTING THIS PROXY, THE UNDERSIGNED STOCKHOLDER GRANTS THE PROXIES, IN THEIR DISCRETION, THE ABILITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Dated: ____________, 2002

__________________
Signature

__________________
Signature

(Note: This Proxy should be marked, dated and signed by the stockholder exactly as his/her name is printed at the left and returned promptly in the enclosed envelope. A person signing as an executor, administrator, trustee or guardian should so indicate and specify his/her title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. If shares are held by joint tenants or a community property, all joint owners should sign)

APPENDIX B

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF
DIGITAL VIDEO SYSTEMS, INC.

Purpose

The purpose of the Audit Committee of the Board of Directors of Digital Video Systems, Inc. (the "Company") shall be:

  to provide oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process;

  to provide the Company's Board of Directors with the results of its monitoring and recommendations derived therefrom;

  to outline to the Board improvements made, or to be made, in internal accounting controls;

  to nominate to the Board of Directors independent auditors to audit the Company's financial statements and oversee the activities and independence of the auditors; and

  to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the attention of the Board of Directors.

The Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

Membership

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors. The members will meet the following criteria:

1. Each member will be an independent director, in accordance with the Nasdaq National Market Audit Committee requirements;

2. Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements; and

3. At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

Responsibilities

The responsibilities of the Audit Committee shall include:

  providing oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process;

  recommending the selection and, where appropriate, replacement of the independent auditors to the Board of Directors;

  reviewing fee arrangements with the independent auditors;

  reviewing the independent auditors' proposed audit scope, approach and independence;

  reviewing the performance of the independent auditors, who shall be accountable to the Board of Directors and the Audit Committee;

  requesting from the independent auditors a formal written statement delineating all relationships between the auditor and the Company, consistent with Independent Standards Board Standard No. 1, and engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors;

  directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

  discussing with the Company's independent auditors the matters required to be discussed by Statement on Accounting Standard No. 61, as it may be modified or supplemented;

  reviewing with management, before release, the audited financial statements and Management's Discussion and Analysis in the Company's Annual Report on Form 10-K;

  providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e) (3) of Schedule 14A;

  reviewing the Audit Committee's own structure, processes and membership requirements;

  reviewing on a continuing basis the adequacy of the Company's system of internal controls;

  conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

  reviewing management's monitoring of compliance with the Company's Standards of Business Conduct and with the Foreign Corrupt Practices Act;

  reviewing, in conjunction with counsel, when necessary, any legal matters that could have a significant impact on the Company's financial statements;

  providing oversight and review of the Company's investment policies;

  if necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

  reviewing related party transactions for potential conflicts of interest; and

  performing such other duties as may be requested by the Board of Directors.

Meetings

The Audit Committee will meet at least quarterly. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

The Audit Committee will meet separately with the independent auditors as well as members of the Company's management as it deems appropriate in order to review the financial controls of the Company.

The Audit committee is authorized, by majority vote or unanimous written consent of its members, to adopt its own rules of procedure, including the formalities of calling, noticing and holding meetings and for the taking of action of the Audit Committee by vote at any such meeting or by unanimous written consent of the members thereof, and that unless and until any such procedures are formally adopted by the Audit Committee, the procedures with respect to calling, noticing and holding meetings of the Audit Committee and conducting business of the Audit Committee shall be the same as those provided in the Bylaws of the Company with respect to calling, noticing and holding meetings of and taking action by the Board of Directors.

Minute

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

Reports

Apart from the report prepared pursuant to Item 306 of Regulation S-K and Item 7(e) (3) of Schedule 14A, the Audit Committee will summarize its examinations and recommendations to the Board in written form from time to time as may be appropriate, consistent with the Committee's charter.

APPENDIX C

DESCRIPTION OF DIGITAL VIDEO SYSTEMS, INC. 2002 STOCK PLAN

General. The purposes of the 2002 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility with DVS, to provide additional incentive to the employees and consultants of DVS and its subsidiaries and to promote the success of DVS' business. Options granted under the 2002 Stock Plan may be either "incentive stock options" or "nonstatutory stock options". Stock purchase rights may also be granted under the 2002 Stock Plan.

Stock Subject to the Plan. The maximum aggregate number of Shares that may be optioned and sold under the 2002 Stock Plan is the total of (a) any shares which have been reserved but not issued under DVS' 1993 Stock Plan (the "1993 Plan"), 1996 Stock Plan (the "1996 Plan") and 1998 Stock Plan (the "1998 Plan") as of the date of stockholder approval of this 2002 Stock Plan, (b) any shares returned to the 1993 Plan, 1996 Plan and 1998 Plan as a result of termination of options or repurchase of Shares issued under the respective plans and (c) an annual increase to be added on the first day of each fiscal year beginning in 2003, equal to the lesser of (i) 750,000 shares, (ii) 4% of the outstanding shares on such date or (iii) a number of shares as determined by the Board of Directors.

Administration. The 2002 Stock Plan may generally be administered by the Board of Directors or a Committee appointed by the Board of Directors (as applicable, the "Administrator"). The Administrator may make any determinations deemed necessary or advisable for the 2002 Stock Plan.

Eligibility. Nonstatutory stock options and stock purchase rights may be granted under the 2002 Stock Plan to employees and consultants of DVS or any parent or subsidiary of DVS. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the exercise price and number of shares subject to each such grant.

Limitations. Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of DVS. In order to preserve DVS' ability to deduct the compensation income associated with options granted to such persons, the 2002 Stock Plan provides that no employee may be granted, in any fiscal year of DVS, options and stock purchase rights to purchase more than 400,000 shares of common stock. Notwithstanding this limit, however, in connection with such individual's initial employment with DVS, he or she may be granted options and stock purchase rights to purchase up to an additional 400,000 shares of common stock.

Terms and Conditions of Options. Each option is evidenced by a stock option agreement between DVS and the optionee, and is subject to the following terms and conditions:

(a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the common stock on the date such option is granted; provided, however, that the exercise price of an incentive stock option granted to a 10% shareholder may not be less than 110% of the fair market value on the date such option is granted. The fair market value of the common stock is generally determined with reference to the closing sale price for the common stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

(b) Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. Stock options granted under the 2002 Stock Plan will generally vest and become exercisable over four years. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 2002 Stock Plan permits payment to be made by cash, check, promissory note, other shares of common stock of DVS (with some restrictions), cashless exercises, any other form of consideration permitted by applicable law, or any combination thereof.

(c) Term of Option. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided, however, that in the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

(d) Termination of Service. If an optionee's service relationship terminates for any reason (excluding death or disability), then the optionee generally may exercise the option within three (3) months of such termination to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the option agreement). If an optionee's service relationship terminates due to the optionee's disability, the optionee generally may exercise the option, to the extent the option was vested on the date of termination, within twelve (12) months from the date of such termination. If an optionee's service relationship terminates due to the optionee's death, the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance generally may exercise the option, to the extent the option was vested on the date of termination, within twelve (12) months from the date of such termination.

(e) Nontransferability of Options. Unless otherwise determined by the Administrator, options granted under the 2002 Stock Plan are not transferable other than by will or the laws of descent or distribution, and may be exercised during the optionee's lifetime only by the optionee.

(f) Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2002 Stock Plan as may be determined by the Administrator.

Stock Purchase Rights. In the case of stock purchase rights, unless the Administrator determines otherwise, the restricted stock purchase agreement shall grant DVS a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with DVS for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to DVS. The repurchase option shall lapse at a rate determined by the Administrator. Unless otherwise determined by the Administrator, stock purchase rights are not transferable other than by will or the laws of descent or distribution, and may be exercised during the optionee's lifetime only by the optionee.

Adjustments Upon Changes in Capitalization. In the event that the stock of DVS changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of DVS effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 2002 Stock Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the 2002 Stock Plan, and the exercise price of any such outstanding option or stock purchase right; provided, however, that conversion of any convertible securities of DVS shall not be deemed to have been "effected without receipt of consideration."

In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its sole discretion, provide that each optionee shall have the right to exercise all or any part of the option or stock purchase right, including shares as to which the option or stock purchase right would not otherwise be exercisable.

In connection with any merger of DVS with or into another corporation or the sale of all or substantially all of the assets of DVS, each outstanding option and stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options or rights, the optionee shall have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise vested or exercisable. In such event, the Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

Amendment and Termination of the 2002 Stock Plan. The Board of Directors may amend, alter, suspend or terminate the 2002 Stock Plan, or any part thereof, at any time and for any reason. However, DVS shall obtain stockholder approval for any amendment to the 2002 Stock Plan to the extent necessary and desirable to comply with applicable law. No such action by the Board of Directors or stockholders may alter or impair any option or stock purchase right previously granted under the 2002 Stock Plan without the written consent of the optionee. Unless terminated earlier, the 2002 Stock Plan shall terminate ten years from the date the 2002 Stock Plan was adopted by the Board of Directors.

Federal Income Tax Consequences.

Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than twelve (12) months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of DVS. Unless limited by Section 162(m) of the Code, DVS is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of DVS is subject to tax withholding by DVS. Unless limited by Section 162(m) of the Code, DVS is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than twelve (12) months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, because DVS may repurchase the stock when the purchaser ceases to provide services to DVS. As a result of this substantial risk of forfeiture, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture (i.e., when DVS' right of repurchase lapses). The purchaser's ordinary income is measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to right of repurchase.

The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of purchase), an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by DVS. Different rules may apply if the purchaser is also an officer, director, or 10% shareholder of DVS.

The foregoing is only a summary of the effect of federal income taxation upon optionees and DVS with respect to the grant and exercise of options under the 2002 Stock Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

APPENDIX D

DESCRIPTION OF DIGITAL VIDEO SYSTEMS, INC. 2002 DIRECTOR OPTION PLAN

Purpose. The purpose of the 2002 Director Option Plan is to attract and retain highly qualified directors who are not our employees.

Shares Subject to the 2002 Director Option Plan. Our Board of Directors of Directors has reserved a maximum of 300,000 shares of our common stock for issuance under the 2002 Director Option Plan plus an annual increase to be added on the first day of our fiscal year beginning in 2003, equal to the number of shares of common stock underlying options granted under the 2002 Director Option Plan in the preceding fiscal year.

If an option expires or becomes unexercisable without having been exercised in full, the unpurchased shares which are subject thereto shall become available for future grant or sale under the 2002 Director Option Plan.

Administration. The 2002 Director Option Plan provides for grants of options to be made in two ways:

    Each non-employee director is automatically granted an option to purchase 30,000 shares, referred to as the "First Option," on the date on which the later of the following events: (1) the effective date of the 2002 Director Option Plan, or (2) the date on which such person first becomes a non-employee director, whether through election by our stockholders or appointment by our Board of Directors of Directors to fill a vacancy; provided, however, that an employee director who ceases to be an employee director but who remains a director shall not receive an First Option; and

    Each non-employee director is automatically granted an option to purchase 10,000 shares, referred to as the "Annual Option;" on January 1 of each year if on such dates he or she is then a non-employee director and he or she shall have served on our Board of Directors of Directors for at least the preceding six (6) months.

Eligibility. Only non-employee directors are eligible to receive nonstatutory stock options under the 2002 Director Option Plan. Currently, our Board of Directors of Directors consists of seven directors of whom five are non-employee directors.

Terms and Conditions of Options. Each option is evidenced by a director option agreement between DVS and the relevant non- employee director, and is subject to the following additional terms and conditions:

Exercise Price. The exercise price of options granted under the 2002 Director Option Plan is 100% of the fair market value per share of our common stock on the date of grant.

Exercise of Option. A First Option will vest 25% every six (6) months from the date of grant. An Annual Option will vest 25% every six (6) months from the date of grant. An option will be exercisable in whole or in part by giving us written notice, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares.

Forms of Consideration. We receive no consideration for granting options under the 2002 Director Option Plan. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 2002 Director Option Plan permits payment to be made by cash, check, other shares of DVS common stock (with some restrictions), cashless exercises or any combination of these alternatives.

Term of Option. The term of any option shall be ten (10) years from the date of grant. No option may be exercised after the expiration of its term.

Termination of Directorship. If a non-employee director's status as a director terminates for any reason, then all options held by him or her under the 2002 Director Option Plan expire three (3) months following the termination. If the non-employee director's status as a director terminates due to death or disability, then all options held by him or her under the 2002 Director Option Plan expire twelve (12) months following the termination. In no case may an option be exercised after its 10-year term.

Nontransferability of Options. Options granted under the 2002 Director Option Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the non- employee director's lifetime only by the non-employee director.

Other Provisions. The director option agreement may contain other terms, provisions and conditions consistent with the 2002 Director Option Plan as may be determined by the Board of Directors.

Adjustments Upon Changes in Capitalization. In the event that our stock changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in our capital structure effected without the receipt of consideration, appropriate adjustments will be made in the number and class of shares of stock subject to the 2002 Director Option Plan, the number and class of shares of stock subject to any outstanding option, the exercise price of any such outstanding option and the number of shares that may be subsequently issued pursuant to Election and Annual Options.

In the event of our proposed liquidation or dissolution, any unexercised options will terminate prior to such action.

In the event of our merger or the sale of substantially all of our assets, each option may be assumed or an equivalent option substituted for by the successor corporation. If an option is assumed or substituted for by the successor corporation, it shall continue to vest as provided in the 2002 Director Option Plan. If following such assumption or substitution a non- employee director's status as a director terminates other than by his or her voluntary resignation, the option shall become fully vested and exercisable and shall remain exercisable in accordance with the provisions of the 2002 Director Option Plan and the applicable option agreement. If the successor corporation does not agree to assume or substitute for the option, each option shall become fully vested and exercisable for a period of thirty (30) days from the date our Board of Directors of Directors notifies the non-employee director of the option's full exercisability, after which period the option will terminate.

Amendment and Termination of the 2002 Director Option Plan. Our Board of Directors of Directors may amend, alter, suspend or terminate the 2002 Director Option Plan, or any part thereof, at any time and for any reason. However, we will obtain stockholder approval for any amendment to the 2002 Director Option Plan to the extent necessary to comply with applicable laws or regulations. No such action by our Board of Directors of Directors or stockholders may alter or impair any option previously granted under the 2002 Director Option Plan without the consent of non-employee director. Unless terminated earlier, the 2002 Director Option Plan will terminate ten (10) years from the later of its approval by our Board of Directors of Directors or our stockholders.

Federal Income Tax Consequences. The following discussion summarizes certain U.S. federal income tax considerations for non- employee directors receiving options under the 2002 Director Option Plan and certain tax effects for us, based upon the provisions of the Internal Revenue Code of 1986, as amended, as in effect on the date of this Proxy Statement, current regulations and existing administrative rulings of the Internal Revenue Service. However, the summary is not intended to be a complete discussion of all the federal income tax consequences of these plans:

Nonstatutory Stock Options. Options granted under the 2002 Director Option Plan do not qualify as incentive stock options under Section 422 of the Code. A non-employee director does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the non-employee director recognizes taxable income generally measured by the excess of the fair market value on the date of exercise for the shares exercised over the exercise price. We are entitled to a deduction in the same amount as the ordinary income recognized by the non-employee director. Upon a disposition of such shares by the non-employee director, any difference between the sale price and the relevant option's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on how long after exercise the shares are sold. Net capital gains on shares held more than twelve (12) months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

The foregoing is only a summary of the effect of federal income taxation upon optionees and DVS with respect to the grant and exercise of options under the 2002 Director Option Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

DIGITAL VIDEO SYSTEMS, INC.

2002 STOCK PLAN

  Purposes of the Plan. The purposes of this 2002 Stock Plan are:

    to attract and retain the best available personnel for positions of substantial responsibility,

    to provide additional incentive to Employees and Consultants, and to promote the success of the Company's business.

  Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

  Definitions. As used herein, the following definitions shall apply:

    "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

    "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

    "Board" means the Board of Directors of the Company.

    "Change in Control" means the occurrence of any of the following events:

      Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

      The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

      A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

      The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

    "Code" means the Internal Revenue Code of 1986, as amended.

    "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

    "Common Stock" means the common stock of the Company.

    "Company" means Digital Video Systems, Inc., a Delaware corporation.

    "Consultant" means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

    "Director" means a member of the Board.

    "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

    "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

      If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

      If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

      In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

    "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

    "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

    "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

    "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

    "Option" means a stock option granted pursuant to the Plan.

    "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

    "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

    "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

    "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

    "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

    "Plan" means this 2002 Stock Plan.

    "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

    "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

    "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

    "Section 16(b) " means Section 16(b) of the Exchange Act.

    "Service Provider" means an Employee, Director or Consultant.

    "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

    "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section  11 of the Plan, as evidenced by a Notice of Grant.

    "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

  Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 750,000 Shares plus (a) any Shares which have been reserved but not issued under the Company's 1993 Stock Plan (the "1993 Plan"), 1996 Stock Plan (the "1996 Plan") and 1998 Stock Plan (the "1998 Plan") as of the date of stockholder approval of this Plan, (b) any Shares returned to the 1993 Plan, 1996 Plan and 1998 Plan as a result of termination of options or repurchase of Shares issued under the respective plans and (c) an annual increase to be added on the first day of the Company's fiscal year beginning in 2003, equal to the lesser of (i) 700,000 shares, (ii) 4% of the outstanding shares on such date or (iii) a lesser amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

  If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

  Administration of the Plan.

    Procedure.

      Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

      Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

      Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

      Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

    Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

      to determine the Fair Market Value;

      to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

      to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

      to approve forms of agreement for use under the Plan;

      to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

      to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

      to institute an Option Exchange Program;

      to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

      to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

      to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

      to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

      to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

      to make all other determinations deemed necessary or advisable for administering the Plan.

    Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

  Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

  Limitations.

    Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

    Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

    The following limitations shall apply to grants of Options:

      No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 400,000 Shares.

      In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 400,000 Shares, which shall not count against the limit set forth in subsection (i) above.

      The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

      If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

  Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

  Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

  Option Exercise Price and Consideration.

    Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

      In the case of an Incentive Stock Option

        granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

        granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

      In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

      Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

    Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

    Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

      cash;

      check;

      promissory note;

      other Shares which, in the case of Shares acquired directly or indirectly from the Company, (A) have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

      consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

      a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

      any combination of the foregoing methods of payment; or

      such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

  Exercise of Option.

    Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

    An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

    Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

    Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised following the Optionee's death within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's designated beneficiary, provided such beneficiary has been designated prior to Optionee's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee's estate or by the person(s) to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following Optionee's death. If, at the time of death, Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

  Stock Purchase Rights.

    Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

    Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

    Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

    Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

  Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

  Adjustments Upon Changes in Capitalization, Merger or Change in Control.

    Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, the number of Shares that may be added annually to the Plan pursuant to Section 3(i) and the number of shares of Common Stock as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

    Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

    Merger or Change in Control. In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.

  In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period.

  For the purposes of this subsection (c), the Option or Stock Purchase Right shall be considered assumed if, following the merger or Change in Control, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

  Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

  Amendment and Termination of the Plan.

    Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

    Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

    Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

  Conditions Upon Issuance of Shares.

    Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

  Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

  Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

  Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

DIGITAL VIDEO SYSTEMS, INC.

2002 DIRECTOR OPTION PLAN

  Purposes of the Plan. The purposes of this 2002 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

  All options granted hereunder shall be nonstatutory stock options.

  Definitions. As used herein, the following definitions shall apply:

    "Board" means the Board of Directors of the Company.

    "Change in Control" means the occurrence of any of the following events:

      Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

      The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

      A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" means directors who either (A) are Directors as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

      The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

    "Code" means the Internal Revenue Code of 1986, as amended.

    "Common Stock" means the common stock of the Company.

    "Company" means Digital Video Systems, a Delaware corporation.

    "Director" means a member of the Board.

    "Disability" means total and permanent disability as defined in section 22(e)(3) of the Code.

    "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

      If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

      If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

      In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

    "Inside Director" means a Director who is an Employee.

    "Option" means a stock option granted pursuant to the Plan.

    "Optioned Stock" means the Common Stock subject to an Option.

    "Optionee" means a Director who holds an Option.

    "Outside Director" means a Director who is not an Employee.

    "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

    "Plan" means this 2002 Director Option Plan.

    "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

    "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

  Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 300,000 Shares plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2003, equal to the number of shares underlying Options granted under the Plan in the preceding fiscal year (the "Pool"). The Shares may be authorized, but unissued, or reacquired common stock.

  If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

  Administration and Grants of Options under the Plan.

    Procedure for Grants. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

      No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options.

      Each Outside Director shall be automatically granted an Option to purchase 30,000 Shares (the "First Option") on the date on which the later of the following events occurs: (A) the effective date of this Plan, as determined in accordance with Section 6 hereof, or (B) the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

      Each Outside Director shall be automatically granted an Option to purchase 10,000 Shares (a "Subsequent Option") on January 1 of each year provided he or she is then an Outside Director and if as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

      Notwithstanding the provisions of subsections (ii) and (iii) hereof, any exercise of an Option granted before the Company has obtained stockholder approval of the Plan shall be conditioned upon obtaining such stockholder approval of the Plan.

      The terms of a First Option granted hereunder shall be as follows:

      (A) the term of the First Option shall be ten (10) years.

      (B) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

      (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option.

      (D) subject to Section 10 hereof, 25% of the Shares subject to the First Option shall become exercisable six (6) months after the date of grant, provided that the Optionee continues to serve as a Director on such date, and an additional 25% of the Shares shall become exercisable every six (6) months thereafter, provided that the Optionee continues to serve as a Director on such dates.

      The terms of a Subsequent Option granted hereunder shall be as follows:

      (A) the term of the Subsequent Option shall be ten (10) years.

      (B) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

      (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option.

      (D) subject to Section 10 hereof, the Subsequent Option shall become exercisable six (6) months after the date of grant, provided that the Optionee continues to serve as a Director on such date, and an additional 25% of the Shares shall become exercisable every six (6) months thereafter, provided that the Optionee continues to serve as a Director on such dates.

      In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

  Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof.

  The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

  Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

  Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (v) any combination of the foregoing methods of payment.

  Exercise of Option.

    Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan has been obtained.

    An Option may not be exercised for a fraction of a Share.

    An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

    Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

    Termination of Continuous Status as a Director. Subject to Section 10 hereof, in the event an Optionee's status as a Director terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not vested as to his or her entire Option on the date of such termination, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    Disability of Optionee. In the event Optionee's status as a Director terminates as a result of Disability, the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not vested as to his or her entire Option on the date of termination, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not vested as to his or her entire an Option on the date of death, the Shares covered by the unvested portion of the Option shall revert to the Plan. To the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

  Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

  Adjustments Upon Changes in Capitalization, Dissolution, Merger or Change in Control.

    Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

    Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

    Merger or Change in Control. In the event of a merger of the Company with or into another corporation or a Change in Control of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee's status as a Director or director of Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Section 8(b) through (d) above.

  If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

  For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or Change in Control, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

  Amendment and Termination of the Plan.

    Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

    Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

  Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

  Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

  Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

  Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

  Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.